EXHIBIT 99.3

                                              American River Bankshares & Subsidiaries
                                       Unaudited Pro Forma Combined Consolidated Balance Sheet
                                                         September 30, 2004
                                                       (dollars in thousands)

                                                               American River      Bank of
                                                                 Bankshares         Amador        Adjustments           Pro Forma
                                                               --------------   --------------   --------------       --------------
ASSETS
Cash and cash equivalents
  Cash and due from banks                                      $       41,439   $        4,558   $           --       $       45,997
  Federal funds sold                                                    2,800           21,150          (13,949)(a)           10,001
                                                               --------------   --------------   --------------       --------------
    Total cash and cash equivalents                                    44,239           25,708          (13,949)              55,998

Interest-bearing deposits in banks                                      5,641              100                                 5,741
Investment securities
  Available for sale, at fair value                                    84,595           23,702               --              108,297
  Held to maturity, at amortized cost                                  42,221               --               --               42,221
Loans and leases, net of allowance for loan and lease losses          268,001           81,399               -- (b)          349,400
Premises and equipment, net                                             1,734              276               -- (b)            2,010
FHLB & FRB Stock                                                        2,139               --               --                2,139
Goodwill                                                                   63               --           16,004 (c)           16,067
Core deposit intangible, net                                               --               --            2,784 (c)            2,784
Other assets                                                            8,044            4,801              909 (d)           13,754
                                                               --------------   --------------   --------------       --------------
Total Assets                                                   $      456,677   $      135,986   $        5,748       $      598,411
                                                               ==============   ==============   ==============       ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Deposits:
  Noninterest-bearing demand deposits                          $      126,969   $       25,902   $           --       $      152,871
  Interest-bearing
    Demand deposits                                                   155,059           15,665               --              170,724
    Savings                                                            27,263           39,484               --               66,747
    Time Certificates                                                  65,946           38,623               --              104,569
                                                               --------------   --------------   --------------       --------------
      Total deposits                                                  375,237          119,674               -- (b)          494,911

Other borrowed funds                                                   38,202               --               -- (b)           38,202
Accrued interest payable and other liabilities                          4,137              892            1,114 (e)            6,143
                                                               --------------   --------------   --------------       --------------
      Total liabilities                                               417,576          120,566            1,114              539,256
                                                               --------------   --------------   --------------       --------------

SHAREHOLDERS' EQUITY

Common stock                                                           18,100            7,159           12,895 (f)           38,154
Retained Earnings                                                      20,363            7,875           (7,875)(g)           20,363
Accumulated other comprehensive gain, net of tax                          638              386             (386)(g)              638
                                                               --------------   --------------   --------------       --------------
Total shareholders' equity                                             39,101           15,420            4,634               59,155
                                                               --------------   --------------   --------------       --------------
Total Liabilities and Shareholders' Equity                     $      456,677   $      135,986   $        5,748       $      598,411
                                                               ==============   ==============   ==============       ==============

See notes to the Unaudited Pro Forma Combined Consolidated Financial Information

Page 15 of 19 Pages

                                          American River Bankshares & Subsidiaries
                                 Unaudited Pro Forma Combined Consolidated Income Statement
                                            Nine Months ended September 30, 2004
                                            (in thousands, except per share data)

                                                      American
                                                       River
                                                     Bankshares     Bank of Amador        Adjustments          Consolidated
                                                   --------------   --------------       --------------       --------------
Interest Income
   Loans and leases including fees                 $       12,999   $        4,486       $           --       $       17,485
   Investment securities
     Taxable                                                2,719              201                   --                2,920
     Non-taxable                                              400              350                   --                  750
   Federal funds sold                                          23              121                  (81) (h)              63
                                                   --------------   --------------       --------------       --------------
Total interest income                                      16,141            5,158                  (81)              21,218

Interest Expense
   Deposits                                                 1,698            1,005                   --                2,703
   Other borrowings                                           514               --                   --                  514
                                                   --------------   --------------       --------------       --------------
Total Interest Expense                                      2,212            1,005                   --                3,217

NET INTEREST INCOME                                        13,929            4,153                  (81)              18,001
PROVISION FOR LOAN AND LEASE LOSSES                           695               50                   --                  745
                                                   --------------   --------------       --------------       --------------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN AND LEASE LOSSES                               13,234            4,103                  (81)              17,256

NONINTEREST INCOME
   Service charges on deposit accounts                        408              171                   --                  579
   Other fees and charges                                   1,437               60                   --                1,497
   Earnings on cash surrender value of life
     insurance policies                                        47              113                   --                  160
   Gain on sale of loans                                       --              125                                       125
                                                   --------------   --------------       --------------       --------------
Total noninterest income                                    1,892              469                   --                2,361

NONINTEREST EXPENSE
   Salaries and employee benefits                           4,681              851                   --                5,532
   Equipment expense                                          556              143                   --                  699
   Occupancy expense                                          698              157                   --                  855
   Other                                                    3,091            1,083                  261 (i)            4,326
                                                                                                   (109)(j)
                                                   --------------   --------------       --------------       --------------
Total noninterest expense                                   9,026            2,234                  152               11,412

INCOME BEFORE PROVISION FOR
INCOME TAXES                                                6,100            2,338                 (233)               8,205

PROVISION FOR INCOME TAXES                                  2,174              858                  (93)(j)            2,939
                                                   --------------   --------------       --------------       --------------

NET INCOME                                         $        3,926   $        1,480       $         (140)      $        5,266
                                                   ==============   ==============       ==============       ==============

NET INCOME PER SHARE
   Basic                                                      .94              .95                                      1.04
   Diluted                                                    .89              .91                                      1.00
Weighted Average Shares
   Basic                                                4,198,917        1,566,284                                 5,049,484
   Diluted                                              4,401,282        1,626,382                                 5,251,849

See notes to the Unaudited Pro Forma Combined Consolidated Financial Information

Page 16 of 19 Pages

                                          American River Bankshares & Subsidiaries
                                 Unaudited Pro Forma Combined Consolidated Income Statement
                                                Year ended December 31, 2003
                                            (in thousands, except per share data)

                                                     American
                                                       River
                                                     Bankshares     Bank of Amador         Adjustments         Consolidated
                                                   --------------   --------------       --------------       --------------
Interest Income
   Loans and leases including fees                 $       16,744   $        5,672       $           --       $       22,416
   Investment securities
     Taxable                                                2,501              340                   --                2,841
     Non-taxable                                              475              498                   --                  973
   Federal funds sold                                          48              118                 (107)(h)               59
                                                   --------------   --------------       --------------       --------------
Total interest income                                      19,768            6,628                 (107)              26,289

Interest Expense
   Deposits                                                 2,390            1,213                   --                3,603
   Other borrowings                                           512               --                   --                  512
                                                   --------------   --------------       --------------       --------------
Total Interest Expense                                      2,902            1,213                   --                4,115

NET INTEREST INCOME                                        16,866            5,415                 (107)              22,174
PROVISION FOR LOAN AND LEASE LOSSES                           946              104                   --                1,050
                                                   --------------   --------------       --------------       --------------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN AND LEASE LOSSES                               15,920            5,311                 (107)              21,124

NONINTEREST INCOME
   Service charges on deposit accounts                        534              222                   --                  756
   Other fees and charges                                   1,659               87                   --                1,746
   Earnings on cash surrender value of life
     insurance policies                                        27               64                   --                   91
   Gain on sale of securities                                  33               --                   --                   33
   Gain on sale of loans                                       --              149                                       149
                                                   --------------   --------------       --------------       --------------
Total noninterest income                                    2,253              522                   --                2,775

NONINTEREST EXPENSE
   Salaries and employee benefits                           6,233            1,224                   --                7,457
   Equipment expense                                          653              199                   --                  852
   Occupancy expense                                          817              188                   --                1,005
   Other                                                    2,669              963                  348 (i)            3,871
                                                                                                   (109)(j)
                                                   --------------   --------------       --------------       --------------
Total noninterest expense                                  10,372            2,574                  239               13,185

INCOME BEFORE PROVISION FOR
INCOME TAXES                                                7,801            3,259                 (346)              10,714

PROVISION FOR INCOME TAXES                                  3,060            1,195                 (137)(k)            4,118
                                                   --------------   --------------       --------------       --------------

NET INCOME                                         $        4,741   $        2,064       $         (209)      $        6,596
                                                   ==============   ==============       ==============       ==============

NET INCOME PER SHARE
   Basic                                                     1.19             1.36                                      1.36
   Diluted                                                   1.10             1.28                                      1.28
Weighted Average Shares
   Basic                                                3,988,856        1,519,886                                 4,839,423
   Diluted                                              4,317,793        1,613,064                                 5,168,360

See notes to the Unaudited Pro Forma Combined Consolidated Financial Information

Page 17 of 19 Pages

                        NOTES TO THE UNAUDITED PRO FORMA
              COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet ("Pro Forma Balance Sheet") combines the historical Balance Sheets of American River Bankshares ("AMRBK") and Bank of Amador ("BNKA") giving effect to the consummation of the merger as of September 30, 2004. The Unaudited Pro Forma Combined Condensed Consolidated Statements of Income ("Pro Forma Income Statements") for the nine months ended September 30, 2004 and the year ended December 31, 2003 give effect to the consummation of the merger as if such transaction had become effective at the beginning of each respective period. The merger will be accounted for using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements ("Pro Forma Financial Statements").

The Pro Forma Financial Statements included herein are presented for information purposes only. They include various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been consummated on the date or at the beginning of the periods indicated or which may be obtained in the future. These pro forma financial statements and accompanying notes should be read together with the historical financial statements, including the notes thereto, of AMRBK that have been presented in prior filings with the SEC and of BNKA, which are included and incorporated by reference herein.

We anticipate that the merger will provide the combined company with financial benefits including cost savings and enhanced revenue opportunities. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect benefits of expected cost savings or revenue opportunities and, accordingly, does not attempt to predict or suggest future operating results. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during these periods.

Note (1) - Basis of Presentation

The merger with BNKA was completed on December 3, 2004 through the exchange of 850,627 shares of AMRBK's common stock valued at approximately $20,054,000 and cash of approximately $10,763,000 for all of the outstanding common shares of AMRBK. The shares and the cash exchanged assumes no BNKA shareholders exercise their dissenters' rights and assumes no holdback of cash as set forth in the merger agreement.

Management of AMRBK determined the estimated fair value adjustments for assets acquired and liabilities assumed by AMRBK with the assistance of certain investment banking and consulting firms. Based upon a preliminary analysis, it is anticipated that book value will be a reasonable approximation of fair value with the exception of the valuation of BNKAs investment securities portfolio. The resulting core deposit intangible is being amortized into income over eight years.

Deferred tax assets and liabilities were recorded to reflect the tax consequences associated with differences between the tax basis and book basis of the assets acquired and liabilities assumed, using a tax rate of 40%.

Certain reclassifications have been made to BNKA's historical financial information in order to conform to AMRBK's financial information.

Note (2) - Pro Forma Adjustments

Summarized below are the pro forma adjustments necessary to reflect the merger based on the purchase method of accounting:

       (a) Cash consideration paid to Bank of Amador shareholders assuming no holdback of cash at the closing, in addition to cash paid for merger related costs.
       (b) Adjustments to reflect the fair value of the assets and liabilities are not considered material and are omitted for this presentation.

Page 18 of 19 Pages

       (c) Goodwill of $16.0 million and core deposit intangible of $2.8 million, resulting from the application of the purchase method of accounting. Goodwill results from the calculation below and assumes no BNKA shareholders exercised their dissenters' rights:

         Cost to Acquire BNKA:
         ---------------------
         AMRBK Common Stock Issued                                       $   20,054
         Cash paid to BNKA shareholders                                      10,763
         Direct costs of merger                                                 365
                                                                         ----------
             Consideration Paid for BNKA                                     31,182

         Net Assets Acquired:

         BNKA Stockholders' Equity at September 30, 2004   $   15,420
         Less: Pre Merger Costs, net of tax                    (1,912)
                                                           ----------
             Subtotal                                                    $   13,508

         Core Deposit Intangible                                2,784
         Tax Effect of Core Deposit Intangible                 (1,114)
             Net Core Deposit Intangible                                      1,670

         Estimated Goodwill Recognized                                   $   16,004

         Core deposit intangible estimated value at 2.5 percent of core deposits acquired (exclusive of time deposits greater than $100,000). Tax effect estimated at 40 percent.

       (d) Deferred tax asset relates to merger-related costs expected to be incurred ($1,2 million), less direct costs to issue the new shares ($.4 million)
       (e)    Deferred taxes of $1.1 million.
       (f) Issuance of American River Bankshares common stock, based on $23.576, to Bank of Amador shareholders, less the elimination of Bank of Amador common stock.
       (g) Elimination of Bank of Amador retained earnings and unrealized net gains on securities available for sale.
       (h) Opportunity costs on cash consideration paid to Bank of Amador shareholders (assumed interest rate of 1.00%).
       (i) Amortization expense related to the estimated core deposit intangible asset. The core deposit intangible will be amortized on a straight-line basis over its estimated useful life of 8 years.
       (j) Adjustment for merger costs paid by BNKA through September 30, 2004.
       (k) The provision for income taxes related to pro forma adjustments is computed using a combined federal and state tax rate of 40%.

Page 19 of 19 Pages